CH MEDICAL, INC.

AND SUBSIDIARIES



Consolidated Financial Statements

as of NOVEMBER 30, 1997

CH MEDICAL, INC.


And Subsidiaries


Contents


--------------------------------------------------------------



Consolidated financial statements

     Statement of net assets                      3

     Statement of income                          5

     Statement of cash flows                      6

     Statement of accounting policies             7

     Notes to financial statements                9

                     CH MEDICAL, INC. AND SUBSIDIARIES

              UNAUDITED CONSOLIDATED STATEMENT OF NET ASSETS


                                                                                          NOVEMBER 30,
                                                                              ---------------------------------
                                                                                1997                    1996
                                                                              --------                 --------
ASSETS
Current
  Cash and cash equivalents.............................................       $225,078                $824,623
  Accounts receivable trade, net of allowance for doubtful
    accounts of $952,836 and $1,373,267, in 1997 and 1996,
    respectively (Note 3)...............................................      7,745,911               6,592,411
  Accounts receivable other.............................................        709,054                 529,721
  Inventories (Note 1 and 3)............................................      4,798,382               2,587,807
                                                                          -------------           -------------
Total current assets ...................................................     13,478,425              10,534,562
                                                                          -------------           -------------
Net property and equipment (Notes 2, 3 and 5)...........................      4,767,629               5,314,309
                                                                          -------------           -------------
Other assets ...........................................................      1,157,171                 145,980
                                                                          -------------           -------------
                                                                            $19,403,225             $15,994,851
                                                                          =============           =============
LIABILITIES
Current
  Accounts payable .....................................................     $1,178,227                $514,173
  Accrued expenses .....................................................        468,263                 194,844
  Dealer deposits.......................................................         25,470                  24,470
  Revolving line of credit (Note 3).....................................      5,348,266               3,698,259
  Other liabilities.....................................................         84,000                   1,618
                                                                          -------------           -------------
Total current liabilities...............................................      7,104,226               4,433,364
                                                                          -------------           -------------

  Notes payable other...................................................        109,000                      --
  Note payable officer .................................................         62,609                 399,337
  Federal income taxes payable (Note 7).................................             --                 393,287
  Deferred income taxes (Note 7)........................................        338,442                 264,196
                                                                          -------------           -------------
  Total liabilities.....................................................      7,614,277               5,490,184
                                                                          -------------           -------------

Commitments and contingencies (Note 6)..................................
                                                                          -------------           -------------
Net assets .............................................................    $11,788,948             $10,504,667
                                                                          =============           =============


   The accompanying notes are an integral part of the consolidated financial statements.

                     CH MEDICAL, INC. AND SUBSIDIARIES

                UNAUDITED CONSOLIDATED STATEMENT OF INCOME

                                                                             FOR THE THREE MONTHS ENDED
                                                                                     NOVEMBER 30,
                                                                          ----------------------------------
                                                                             1997                    1996
                                                                          ---------               ----------
NET RENTAL AND SALES .................................................    $6,540,912               $6,549,091
RENTAL EXPENSES AND COST OF GOODS SOLD................................     2,807,188                2,909,497
                                                                       -------------           --------------
GROSS PROFIT .........................................................     3,733,724                3,639,594
                                                                       -------------           --------------

OPERATING EXPENSES (NOTE 4)
  Selling expenses ...................................................       774,278                1,030,867
  Depreciation........................................................       428,936                  422,851
  General and administrative expenses.................................     1,588,962                1,562,482
                                                                       -------------           --------------
TOTAL OPERATING EXPENSES .............................................     2,792,176                3,016,200
                                                                       -------------           --------------
OPERATING INCOME .....................................................       941,548                  623,394
                                                                       -------------           --------------

OTHER INCOME (EXPENSE)
  Interest expenses...................................................       (52,979)                 (30,040)
  Interest income.....................................................        19,617                    1,963
                                                                       -------------           --------------
TOTAL OTHER INCOME (EXPENSE)..........................................       (33,362)                 (28,077)
                                                                       -------------           --------------
INCOME BEFORE INCOME TAXES ...........................................       908,186                  595,317
                                                                       -------------           --------------
INCOME TAXES (NOTE 7).................................................       318,130                  224,639
                                                                       -------------           --------------
NET INCOME ...........................................................      $590,056                 $370,678
                                                                       =============           ==============

The accompanying notes are an integral part of the consolidated financial statements.

                     CH MEDICAL, INC. AND SUBSIDIARIES

              UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                               FOR THREE MONTHS ENDED
                                                                                     NOVEMBER 30,
                                                                          --------------------------------
                                                                            1997                    1996
                                                                          --------                --------
OPERATING ACTIVITIES:
  Net Income .........................................................     $590,056               $370,678
  Adjustments to reconcile net income to cash provided by operating activities:
      Depreciation ...................................................      428,936                422,851
      Allowance for Bad Debts.........................................      220,000                     --
      Changes in operating assets and liabilities:
        Accounts receivable trade ....................................     (816,391)            (1,120,647)
        Accounts receivable-other.....................................     (709,054)              (437,845)
        Accounts receivable-long term ................................      368,949                     --
        Inventories ..................................................     (572,090)               134,700
        Other assets..................................................     (604,014)               (34,497)
        Accounts payable..............................................      194,803                418,894
        Accrued expenses..............................................     (334,080)              (251,981)
        Federal income taxes payable..................................           --               (106,564)
        Other liabilities ............................................       84,000                 (1,000)
        Notes payable other...........................................      109,000                 (1,000)
                                                                         ----------          -------------
Cash provided by (used in) operating activities.......................   (1,039,885)              (606,411)
                                                                         ----------          -------------

CASH USED IN INVESTING ACTIVITIES:
  Capital expenditures ...............................................           --               (624,713)
                                                                         ----------          -------------

FINANCING ACTIVITIES:
  Net borrowing under notes payable officer............................    (222,706)                    --
  Principal payments on obligations under capital lease................          --                 (6,118)
  Net borrowings (repayments) under revolving line of credit...........   1,180,589              1,763,422
                                                                         ----------          -------------
Cash provided by (used in) financing activities........................     957,883              1,757,304
                                                                         ----------          -------------
Net increase (decrease) in cash and cash equivalents ..................     (82,002)               526,180
Cash and cash equivalents at beginning of year.........................     307,080                297,473
                                                                         ----------          -------------
Cash and cash equivalent at end of period..............................    $225,078               $823,653
                                                                         ==========          =============


   The accompanying notes are an integral part of the consolidated financial statements.

                     CH MEDICAL, INC. AND SUBSIDIARIES

                      SUMMARY OF ACCOUNTING POLICIES

     Description of The statements of net assets and statements of income and Business and Basis cash flow relate to the operations of CH Medical, Inc. and Presentation Subsidiaries (the "Company"). The Company is engaged in the manufacture, sale and rental of special care hospital beds and associated acute care air support therapy systems.

     During the period covered by the financial statements, the businesses were conducted as an integral part of CH Industries overall operations, and separate financial statements were not prepared for the businesses. These financial statements have been prepared from CH Industries' historical accounting records. The financial statements also include various allocated costs and expenses as described herein, which are not necessarily indicative of the costs and expense which would have resulted if the businesses had been operated as a separate company. Therefore, the statement of operations may not be indicative of the results of operation that would have resulted if the Company were operated on a stand alone basis. All of the allocation and estimates reflected in the financial statements are based on assumptions that management believes reasonable under the circumstances.

     Principles of The accompanying consolidated financial statements include Consolidation the accounts of CH Medical, Inc. and the following wholly-owned subsidiaries:

     Cardio Systems International, Inc.
     Cardio Systems Manufacturing , Inc.
     Cardio Systems -- Austin, Ltd
     Cardio Systems -- Dallas, Ltd.
     Cardio Systems -- Atlanta, Inc.
     Cardio Systems -- Chattanooga, Inc.
     Cardio Systems -- Chicago, Inc.
     Cardio Systems -- Fort Myers, Inc.
     Cardio Systems -- Kansas City, Inc.
     Cardio Systems -- Memphis, Inc.
     Cardio Systems -- Miami, Inc.
     Cardio Systems -- Oklahoma City, Inc.
     Cardio Systems -- Sacramento, Inc.
     Cardio Systems -- Tampa, Inc.
     Cardio Systems North America Dealer Corporation, Inc.
     Cardio Systems Operations, Inc.
     Cardio Systems Partners, Inc.
     Cardio Systems Sales, Inc.
     Cardio Systems of Texas -- Austin, Inc
     Cardio Systems of Texas -- Dallas, Inc.
     SCD Industries, Inc.
     Special Care Delivery, Inc.

     All significant intercompany transactions and balances have been eliminated in consolidation.

REVENUE RECOGNITION

     Services and rental revenue are recognized as services are rendered. Sales and other revenue are recognized when products are shipped.

CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid investments with an original maturity of ninety days or less to be cash equivalents.

INVENTORIES

     Inventories are stated at the lower of cost (first-in, first- out) or market (net realizable value). Costs include material, labor and manufacturing overhead costs. Inventory expected to be converted into equipment for short-term rental has been reclassified to property, plant and equipment.

PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment are stated at cost. Betterment's which extend the useful life of the equipment are capitalized.

DEPRECIATION

     Depreciation on property, plant and equipment is calculated on the straight-line method over the estimated useful lives (thirty to forty years for the buildings and between three and ten years for most of the Company's other property and equipment) of the assets.

INCOME TAXES

     The Company recognizes certain transactions in different time periods for the financial reporting and income tax purposes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. The provision for deferred income taxes represents the change in deferred income tax accounts during the period.

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                     CH MEDICAL, INC. AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. INVENTORIES

     Inventories are summarized as follows:

                                                           NOVEMBER 30,
                                               -------------------------------
                                                 1997                   1996
                                               --------               --------

Raw materials. . . . . . . . . . . . . . . . .  $3,347,071            $139,589
Work-in-process. . . . . . . . . . . . . . . .     570,300           2,117,933
Finished goods . . . . . . . . . . . . . . . .     881,011             330,285
                                               -----------       -------------
Total. . . . . . . . . . . . . . . . . . . . .  $4,798,382          $2,587,807
                                               ===========       =============

2. PROPERTY AND EQUIPMENT

     Property and equipment consist of the following:


                                                           NOVEMBER 30,
                                               -------------------------------
                                                 1997                   1996
                                               --------               --------

Rental medical equipment . . . . . . . . . .    $9,477,597          $8,780,871
Machinery and equipment. . . . . . . . . . .       292,114             562,719
Office equipment . . . . . . . . . . . . . .       964,706             351,730
Building and improvements. . . . . . . . . .       216,933             174,790
Vehicles . . . . . . . . . . . . . . . . . .        93,737              99,383
Land . . . . . . . . . . . . . . . . . . . .         8,537               8,537
                                             -------------       -------------
Total. . . . . . . . . . . . . . . . . . . .    11,053,624           9,978,030
Accumulated depreciation . . . . . . . . . .     6,285,995           4,663,721
Net property and equipment . . . . . . . . .    $4,767,629          $5,314,309


3. LINE OF CREDIT

     CH Industries has a $7,000,000 revolving line of credit with a bank which expires, April 3, 1998. The interest rate is at the 30-day LIBOR rate plus 2.25 percent. The Company has been allocated a portion of the line of credit based on the ratio of debt to current assets. At November 30, 1997, the Company's interest rate was 7.85 percent. The outstanding borrowings are secured by CH Industries' accounts receivable, inventories (including those of the Company) and the guarantee of the parent's stockholder. Certain financial covenants exist related to CH Industries total debt ratio, tangible net worth, working capital, capital expenditures and additional debt.

4. OPERATING EXPENSES AND OTHER ALLOCATION EXPENSES

     All operating expenses are allocated to the business using procedures deemed appropriate to the nature of the expense involved. The procedures utilized various allocation bases such as relative investments and number of employees, and direct effort expended. Interest expense is determined at the corporate level based on the consolidated indebtedness of CH Industries and allocated to the business on the basis of their proportionate share of current assets of CH Industries. CH Industries management believes the allocations are reasonable, but they are not necessarily indicative of the costs that would have been incurred if the businesses had been a separate company.

                     CH MEDICAL, INC. AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. RELATED PARTY TRANSACTIONS

     The Company leases certain office space, warehouse facilities and equipment from its stockholder, CH Realty and CH Leasing, Ltd., limited partnerships controlled 99 percent by the stockholder. Rental expenses for operating leases to affiliates was $113,908 for the three months ended November 30, 1997.

6. COMMITMENTS

     The Company leases certain facilities and automobiles under operating leases expiring at various dates through 2004. Total rent expense under these operating leases was $1,137,356, $1,433,822 and $1,086,922 for the years ended August 31, 1997, 1996 and 1995. August 31, 1997 future net minimum lease payments under operating leases that have initial or remaining noncancellable terms in excess of one year are as followings:

                                                                VEHICLES             FACILITIES             TOTAL
                                                               ----------         --------------           --------
1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $296,661              $565,410             $862,071
1999 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   307,553               352,083              659,636
2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   108,139               246,245              354,384
2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        --               246,245              246,245
2002 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        --               246,245              246,245
Thereafter . . . . . . . . . . . . . . . . . . . . . . . . . .        --               389,887              389,887
                                                               ---------          ------------           ----------
Total minimum lease payments . . . . . . . . . . . . . . . . .  $712,353            $2,046,115           $2,758,468


     Minimum payments to affiliate total $246,245 per annum through 2001 and $389,887 thereafter.

7. INCOME TAXES

     Federal, state and local income taxes are allocated based upon an effective tax rate 38 percent for the period. The allocation approximates the results that would occur if the business were a separate taxpayer.

     Deferred taxes result from temporary differences arising from differing methods of depreciation for tax and financial reporting purposes and from allowance for doubtful accounts not deductible for tax purposes.

     Income tax expense differs from the amount computed by applying the federal statutory rate of 34 percent primarily due to varying state income taxes.

8. SUPPLEMENTAL

     Interest and income taxes paid during the three months ended November 30, 1997 and allocated to the Company based on average outstanding debt and net income before taxes was $445,909.